EXHIBIT 99.1

Unrivaled Brands Announces Successful Completion of Reorganization and Reverse Stock Split

SANTA ANA, Calif., Jan. 16, 2023 (GLOBE NEWSWIRE) – Unrivaled Brands, Inc. (OTCQB: UNRV) (“UNRV,” “Unrivaled Brands,” “Company,” “we” or “us”), a cannabis company with operations throughout California, is pleased to announce the successful completion of its strategic reorganization and reverse stock split. This marks a significant milestone in the Company's growth and development strategy.

On January 12, 2024, UNRV completed its previously announced reorganization merger. Pursuant to such reorganization, Blum Holdings, Inc., a Delaware corporation (“Blüm”) is now the parent company of UNRV and has replaced UNRV as the publicly held corporation. The directors and officers of UNRV immediately prior to the reorganization now serve as the directors and officers of Blüm, and business operations continue from our current office locations and companies. The reorganization was completed in an effort to strategically position the Company to capitalize on growth opportunities.

Immediately prior to the completion of the reorganization, on January 12, 2024, UNRV implemented a reverse stock split of its common stock at a 1-for-100 ratio.

Pursuant to the reorganization, each share of UNRV’s common stock and preferred stock outstanding immediately prior to the effective time (and immediately following the reverse stock split) has automatically converted into equivalent shares of Blüm’s common stock and preferred stock, respectively, and Blüm’s common stock will trade on the OTCQB tier of the OTC Markets under the symbol “BLMH”. Former stockholders of UNRV are required to surrender their original stock certificates to West Coast Stock Transfer, Inc., the Company’s exchange agent, in accordance with the letters of transmittal to be distributed to the former stockholders in the coming days. Blüm’s common stock has been assigned a new CUSIP number: 09642F 101.

Unrivaled Brands extends its gratitude to its stockholders, partners, and dedicated team for their unwavering support and contributions to this pivotal reorganization. We look forward to embarking on this exciting new chapter in our corporate journey.

About Unrivaled Brands

Unrivaled Brands is a company focused on the cannabis sector with operations in California. Unrivaled Brands operates four dispensaries and direct-to-consumer delivery, and several leading company-owned brands. Korova, an Unrivaled brand, is known for its high potency products across multiple product categories, including the legendary 1000 mg THC Black Bar.

For more info, please visit: https://unrivaledbrands.com.

Cautionary Note Regarding Forward Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. The Company uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations, or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. Forward-looking information in this news release includes statements regarding the growth of the Company’s business as a result of the reorganization merger. Such forward-looking statements are based on the Company’s current expectations based on information currently available and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.

New factors emerge from time-to-time and it is not possible for the Company to predict all such factors, nor can the Company assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Such risks may include, among others, the risk that the Company will not achieve the anticipated benefits of the reorganization merger or the reverse stock split. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission (the “SEC”). Forward-looking statements included in this press release are based on information available to the Company as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.

Contact:

Jason Assad

LR Advisors LLC.

jassad@unrivaledbrands.com

678-570-6791

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